UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 19, 2020

 Consolidated Edison, Inc.
(Exact name of registrant as specified in its charter)

New York	1-14514	13-3965100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place,	New York,	New York	10003
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (212) 460-4600

 Consolidated Edison Company of New York, Inc.
(Exact name of registrant as specified in its charter)

New York	1-1217	13-5009340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place,	New York,	New York	10003
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (212) 460-4600
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Consolidated Edison, Inc.,	ED	New York Stock Exchange
Common Shares ($.10 par value)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K is a combined report being filed separately by two different registrants: Consolidated Edison, Inc. (“Con Edison”) and Consolidated Edison Company of New York, Inc. (“Con Edison of New York” or “CECONY”). Con Edison of New York is a wholly-owned subsidiary of Con Edison and, as such, the information in this Current Report about Con Edison of New York also applies to Con Edison. Con Edison of New York makes no representation as to the information contained in this Current Report relating to Con Edison or the subsidiaries of Con Edison other than itself.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On November 19, 2020, the Board of Directors of Con Edison (the “Board of Directors”) and the Board of Trustees of Con Edison of New York (the “Board of Trustees” and, together with the Board of Directors, the “Boards”) each elected Ms. Karol Mason and Dr. Dwight McBride as members of the Boards, effective January 1, 2021. Ms. Mason was appointed to the Corporate Governance and Nominating Committees and the Safety, Environment, Operations and Sustainability Committees of the Boards. Dr. McBride was appointed to the Management, Development and Compensation Committees and the Safety, Environment, Operations and Sustainability Committees of the Boards. Ms. Mason is President of the John Jay College of Criminal Justice. Dr. McBride is President of the New School. Ms. Mason and Dr. McBride will each participate in the compensation arrangements described under “Director Compensation” in Con Edison’s proxy statement for its 2020 annual meeting of stockholders (filed with the Securities and Exchange Commission on April 6, 2020).

As reported in the Current Report on Form 8-K dated September 17, 2020 filed by Con Edison and Con Edison of New York, Timothy Cawley will succeed John McAvoy as President and Chief Executive Officer of Con Edison and Chief Executive Officer of Con Edison of New York and Mr. McAvoy will continue to serve as Chairman of the Boards.

On November 19, 2020, the Boards appointed Mr. Cawley as a member of each board effective December 29, 2020.

On November 19, 2020, Mr. Cawley agreed to and accepted an employment offer letter from Con Edison (“Offer Letter”) pursuant to which he will assume the position of President and Chief Executive Officer of Con Edison effective December 29, 2020 (the day following Mr. McAvoy’s retirement as an employee) and will:
•receive an initial base salary of $1,250,000;
•continue to participate in the company’s annual incentive plan, with a 2021 target bonus opportunity of 125% of base salary and a maximum bonus opportunity of 200% of base salary;
•continue to participate in the company’s long-term incentive plan, with a long-term incentive opportunity to be determined by the Management Development and Compensation Committee of the Board of Directors; and
•continue to be eligible to participate in the other benefit plans, practices, policies and programs generally available to the company’s senior executive officers.

The foregoing summary of the Offer Letter does not purport to be complete and is qualified in its entirety by reference to the Offer Letter which is filed hereto as Exhibit 10 and is incorporated herein by reference.

Item 8.01	Other Events

On November 19, 2020, the New York State Public Service Commission (“NYSPSC”) issued two separate orders in its proceedings investigating: (1) the New York utilities’ preparation for and response to Tropical Storm Isaias and the resulting power outages in August 2020 and (2) the July 2019 power outages on the west side of Manhattan and in the Flatbush area of Brooklyn.

The NYSPSC’s order pertaining to Tropical Storm Isaias indicated, among other things, that CECONY and Orange and Rockland Utilities, Inc. (“O&R,” and together with CECONY, the “Utilities”) are ordered to show cause within 30 days of the issuance of the order (i.e., by December 21, 2020) why (i) civil penalties or appropriate injunctive relief should not be imposed against CECONY (in the amount of up to $102.3 million relating to 33 alleged violations, which CECONY expects to dispute) and against O&R (in the amount of up to $19 million relating to 38 alleged violations, which O&R expects to dispute) to remedy such noncompliance, and (ii) a prudence proceeding should not be commenced against the Utilities for potentially imprudent expenditures of ratepayer funds related to the matter. The order stated that given the continuing nature of the investigation of this matter by the New York State Department of Public Service (“NYSDPS”), the NYSPSC may amend the order to include any subsequently determined apparent violations identified by the NYSDPS. In addition, the order indicated that should the NYSPSC confirm some or all of the apparent violations identified in the order or other orders issued by the NYSPSC in the future in connection with this proceeding, and should such respective confirmed violations be classified as findings of repeated violations of the Public Service Law (“PSL”) or rules or regulations adopted pursuant thereto that demonstrate a failure of CECONY and/or O&R to continue to provide safe and adequate service, the NYSPSC would be authorized to commence a proceeding under PSL section 68(2) to revoke or modify CECONY’s and/or O&R’s certificate as it relates to its service territory or any portion thereof. The Utilities have not accrued a liability related to this matter and are unable to determine the outcome of this proceeding at this time.

The NYSPSC’s order pertaining to the July 2019 power outages indicated, among other things, that CECONY is ordered to show cause within 30 days of the issuance of the order (i.e., by December 21, 2020) why the NYSPSC should not commence a review of the prudency of CECONY’s actions and/or omissions prior to, during, and after the July 2019 outages in Manhattan and Brooklyn, and pursue civil or administrative penalties in the amount of up to $24.8 million for CECONY’s alleged failure to comply with certain requirements, which CECONY expects to dispute. The order further indicated that should the NYSPSC confirm some or all of the apparent violations identified in the order or other orders issued by the NYSPSC in the future in connection with this proceeding, and should such confirmed violations be classified as findings of repeated violations of the Public Service Law or rules or regulations adopted pursuant thereto that demonstrate a failure of CECONY to continue to provide safe and adequate service, the NYSPSC would be authorized to commence a proceeding under PSL section 68(2) to revoke or modify CECONY’s certificate as it relates to its service territory or any portion thereof. CECONY has previously recorded negative revenue adjustments of $15 million related to the July 2019 power outages. CECONY is unable to determine the outcome of this proceeding at this time.

The information in this Current Report on Form 8-K includes forward-looking statements. Forward-looking statements reflect information available and assumptions at the time the statements are made, and accordingly speak only as of that time. Actual results or developments might differ materially from those included in the forward-looking statements because of various factors including, but not limited to, those identified in reports Con Edison and CECONY have filed with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit 10	Consolidated Edison, Inc. employment offer for Timothy Cawley, dated November 19, 2020
Exhibit 99	Press Release, dated November 20, 2020
Exhibit 104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED EDISON, INC.
CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

By	/s/ Robert Muccilo
Robert Muccilo
Vice President and Controller

Date: November 20, 2020

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